UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): November 21, 2008

FIDELITY NATIONAL FINANCIAL, INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	001-32630	16-1725106

(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

601 Riverside Avenue Jacksonville, Florida	32204

(Address of principal executive offices)	(Zip code)
Registrant’s telephone number, including area code: (904) 854-8100
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
The Transaction
     On November 25, 2008, Fidelity National Financial, Inc., a Delaware corporation (“FNF”), through its title insurance underwriters, Fidelity National Title Insurance Company, an insurance company organized under the laws of the State of California (“FNTIC”), and Chicago Title Insurance Company, an insurance company organized under the laws of the State of Nebraska (“CTIC”), entered into a stock purchase agreement (the “Stock Purchase Agreement”) with LandAmerica Financial Group, Inc., a Virginia corporation (“LFG”). The Stock Purchase Agreement provides that, upon the terms and subject to the conditions set forth therein, CTIC will acquire Commonwealth Land Title Insurance Company, an insurance company organized under the laws of the State of Nebraska (“Commonwealth”), for $158.6 million and FNTIC will acquire Lawyers Title Insurance Corporation, an insurance company organized under the laws of the State of Nebraska (“Lawyers”), and United Capital Title Insurance Company, an insurance company organized under the laws of the State of California (“United”), for $139.4 million, for a total purchase price of $298 million (the “Transaction”). LFG directly or indirectly owns 100% of the issued and outstanding shares of capital stock of each Commonwealth, Lawyers and United, with Commonwealth and Lawyers being LFG’s principal title insurance underwriters.
     The Transaction anticipates that LFG will file Chapter 11 proceedings and is subject to certain closing conditions and regulatory approvals, including, among others, (i) the entry of final approval orders by the Chapter 11 court, (ii) the absence of any injunction or order prohibiting the Transaction, subject to certain limited exceptions, (iii) the expiration or termination of the Hart-Scott-Rodino Act waiting period, (iv) the receipt of Form A approvals from applicable state insurance regulators, (v) subject to certain exceptions, the accuracy of representations and warranties of the other party, and (vi) material compliance of the other party with its covenants. Closing is expected to take place as early as late December 2008. The Stock Purchase Agreement also provides certain standard termination rights for the parties, as well as the right for FNTIC and CTIC to terminate the Stock Purchase Agreement if the Chapter 11 court or any insurance regulatory authority imposes any material limits on the ability of Commonwealth, Lawyers and United to issue policies to the extent they were permitted to do so prior to November 24, 2008 or otherwise on their ability to operate their businesses in the ordinary course in a manner materially adverse to FNTIC and CTIC.
General
     The foregoing summary of the Stock Purchase Agreement, and the transactions contemplated thereby, is not complete, and is qualified in its entirety by reference to the full text of the Stock Purchase Agreement filed as Exhibit 10.1 to this Current Report and is incorporated herein by reference. In the event of any conflict between the foregoing summary and the full text of the Stock Purchase Agreement, the text of the Stock Purchase Agreement shall control.
     The Stock Purchase Agreement contains representations and warranties that the parties have made to each other as of specific dates. Except for their status as contractual documents that establish and govern the legal relations among the parties, the Stock Purchase Agreement is not intended to be a source of factual, business or operational information about any of the parties thereto. The representations and warranties were made as of specific dates, only for purposes of the Transaction, and solely for the benefit of the parties to the Stock Purchase Agreement. These representations and warranties may be subject to limitations agreed between the parties, including being qualified by disclosures between the parties. The representations and warranties may have been made to allocate risks among the parties, including where the parties do not have complete knowledge of all facts, instead of establishing matters as facts. Furthermore, those representations and warranties may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors.
     Accordingly, investors and security holders should not rely on such representations and warranties as characterizations of the actual state of facts or circumstances, since they were only made as of the date of the Stock Purchase Agreement. Moreover, information concerning the subject matter of such representations and warranties may change after the date of these representations and warranties, which may or may not be fully reflected in the parties’ public disclosures.

ITEM 1.02. TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.
     On November 21, 2008, FNF announced that it terminated the Agreement and Plan of Merger (the “Merger Agreement”), dated November 7, 2008, by and among FNF, Thanksgiving Corporation, a Virginia corporation and wholly-owned subsidiary of FNF, and LFG, pursuant to FNF’s termination rights under the Merger Agreement. The press release announcing such termination is filed as Exhibit 99.1 to this Current Report and is incorporated herein by reference.
     A description of the terms of the Merger Agreement was included in Item 1.01 of the Current Report on Form 8-K filed by FNF on November 13, 2008 and, to the extent required by Item 1.02 of Form 8-K, that description is incorporated by reference in this Item 1.02 pursuant to General Instruction B.3 of Form 8-K.
Forward-Looking Statements
     This filing contains forward-looking statements that involve a number of risks and uncertainties. Statements that are not historical facts, including statements about our beliefs and expectations, are forward-looking statements. Forward-looking statements are based on management’s beliefs, as well as assumptions made by, and information currently available to, management. Because such statements are based on expectations as to future economic performance and are not statements of fact, actual results may differ materially from those projected. We undertake no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise. The risks and uncertainties which forward-looking statements are subject to include, but are not limited to: the possibility that the proposed transaction will not be completed due to the failure to secure necessary regulatory approvals; the possibility that the Chapter 11 court will not approve the Stock Purchase Agreement or the transactions contemplated thereby; the possibility that there are unexpected delays in obtaining regulatory approvals; the possibility that the revenues, cost savings, growth prospects and any other synergies expected from the proposed transaction may not be fully realized or may take longer to realize than expected; changes in general economic, business and political conditions, including changes in the financial markets; continued weakness or adverse changes in the level of real estate activity, which may be caused by, among other things, high or increasing interest rates, a limited supply of mortgage funding or a weak U. S. economy; our potential inability to find suitable acquisition candidates, acquisitions in lines of business that will not necessarily be limited to our traditional areas of focus, or difficulties in integrating acquisitions; our dependence on operating subsidiaries as a source of cash flow; significant competition that our operating subsidiaries face; compliance with extensive government regulation of our operating subsidiaries; and other risks detailed in the “Statement Regarding Forward-Looking Information,” “Risk Factors” and other sections of FNF’s Form 10-K and other filings with the Securities and Exchange Commission.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
(d)	Exhibits

Exhibit
Number	Description
10.1	Stock Purchase Agreement, dated as of November 25, 2008, among Fidelity National Title Insurance Company, Chicago Title Insurance Company and LandAmerica Financial Group, Inc.

99.1	Press Release, issued by Fidelity National Financial, Inc. on November 21, 2008, regarding its termination of the Merger Agreement

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIDELITY NATIONAL FINANCIAL, INC.
By:	/s/ Anthony J. Park
Anthony J. Park
Chief Financial Officer

Dated: November 26, 2008

EXHIBIT INDEX

Exhibit
Number	Description
10.1	Stock Purchase Agreement, dated as of November 25, 2008, among Fidelity National Title Insurance Company, Chicago Title Insurance Company and LandAmerica Financial Group, Inc.

99.1	Press Release, issued by Fidelity National Financial, Inc. on November 21, 2008, regarding its termination of the Merger Agreement

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